SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

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NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

600 Luckie Drive, Suite 350

Birmingham, Alabama 35223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                                   Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                           ☐

Item 8.01.	Other Events.

As previously announced, National Commerce Corporation (“NCC”) entered into an Agreement and Plan of Merger on November 23, 2018 with CenterState Bank Corporation (“CenterState”), whereby, subject to approval of the companies’ respective stockholders or shareholders, as applicable, regulatory approvals and the satisfaction of certain other conditions, NCC will merge with and into CenterState. NCC is filing this Current Report on Form 8-K in connection with a presentation being made regarding the proposed merger at a Client and Advisory Board Meeting Luncheon hosted by First Landmark Bank and Private Bank of Buckhead, both divisions of NCC’s subsidiary bank, National Bank of Commerce, on February 5, 2019, in Atlanta, Georgia. Attached hereto as Exhibit 99.1 and incorporated by reference herein are the materials prepared for use during the presentation and for dissemination to local media outlets in connection with the event.

Additional Information About the Merger with CenterState and Where to Find It

CenterState has filed a registration statement on Form S-4 with the SEC to register the shares of CenterState’s common stock that will be issued to NCC’s stockholders in connection with the proposed merger.  The registration statement includes a joint proxy statement of CenterState and NCC and a prospectus of CenterState.  A definitive joint proxy statement-prospectus is being provided to the stockholders of each of CenterState and NCC in connection with the proposed merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT-PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT-PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the SEC by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and definitive joint proxy statement-prospectus, including any amendments thereto, because these documents contain important information about the proposed merger.  Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of CenterState and NCC in connection with the proposed merger.  Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the stockholders of CenterState or of NCC in connection with the proposed merger is included in the definitive joint proxy statement-prospectus for each of CenterState’s and NCC’s special meeting of stockholders, which has been filed by CenterState and NCC with the SEC.  Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC.  Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC.  Additional information regarding the interests of such participants is included in the definitive joint proxy statement-prospectus and other relevant documents regarding the proposed merger filed with the SEC.

Forward-Looking Statements

Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (b) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to the proposed merger with CenterState; (c) statements of future economic performance; and (d) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2017, and described in any subsequent reports that NCC has filed with the SEC. With respect to the proposed merger with CenterState, these risks include, among others: (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized; (2) disruption from the merger with customers, suppliers, employees or other business partners; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (4) the risk of successful integration of NCC’s businesses into CenterState; (5) the failure to obtain required governmental approvals of the merger; (6) the failure to obtain the necessary stockholder or shareholder approvals, as applicable, in connection with the merger; (7) the amount of the costs, fees, expenses and charges related to the merger; (8) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger; (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger; (10) the risk that the integration of NCC’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected; (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and (12) general competitive, economic, political and market conditions. There are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in forward-looking statements, and these forward-looking statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit

99.1	Materials for February 5, 2019 Client and Advisory Board Meeting Luncheon – Atlanta, Georgia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

February 5, 2019	/s/ William E. Matthews, V
William E. Matthews, V
President and Chief Financial Officer